UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2009

Access Plans USA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Oklahoma	001-15667	731494382
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4929 West Royal Lane, Suite 200, Irving, Texas		75063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	866-578-1665

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Scott Treadway, our Vice President of Operations, resigned, effective January 26, 2009. We have not named a replacement.

Item 7.01 Regulation FD Disclosure.

Item 7.01 Regulation FD Disclosure.

In connection with our proposed merger with Alliance HealthCard, Inc. ("Alliance"), Alliance filed a Registration Statement on Form S-4 with the Securities and Exchange Commission on January 23, 2009. The Registration Statement covers shares that will be issued to holders of our Common Stock at the completion of the merger and includes our preliminary Information Statement. The final Information Statement will be delivered to our shareholders prior to the completion of the merger. The Registration Statement is available online at the Alliance website (under About Alliance HealthCard / SEC Filings) or at the website of the Securities and Exchange Commission at sec.gov under filings of Alliance.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Access Plans USA, Inc.

January 27, 2009	By:	/s/ Ian R. Stuart

Name: Ian R. Stuart
Title: Interim C.E.O. and President